UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2000

                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Florida                            0-27137                            65-0509296
---------------------         -----------------             --------------------
(State or other jurisdiction     (Commission                       (IRS Employer
of incorporation)                file number)                Identification No.)


3135 S.W. Mapp Road
P.O. Box 268, Palm City, FL                                                34991
-----------------------------------------------              -------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (561) 287-5958
                                                             -------------------



                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:                  Mintmire & Associates
                                            265 Sunrise Avenue
                                            Suite 204
                                            Palm Beach, FL 33480
                                            Phone:(561) 832-5696
                                            Facsimile:(561) 659-5371

         The purpose of this current report on Form 8-K is to change the Registrant's Certifying Accountant.

ITEM 4(a).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 20, 2000 Joan Staley, CPA, P.A. notified the Company that they were resigning as the Company's independent auditors. The stated reasons were that the firm could no longer bear the workload with the Company as a client.

         Audited statements prepared by Joan Staley, CPA, P.A. contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein. The Company has had no disagreements with Joan Staley, CPA, P.A. on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

         On December 21, 2000 the Company provided Joan Staley, CPA, P.A. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On December 21, 2000, the Company received a letter from Joan Staley, CPA, P.A. that it agreed with the statements contained herein.

Item 4(b).        Changes in Registrant's Certifying Accountant.

         On December 20, 2000, the Company's board of directors approved the engagement the firm of Kaufman, Rossin, & Co., a Florida Professional Association located at 2699 South Bayshore Drive, Miami, FL 33133, as the
Company's independent auditors. Such appointment was accepted by Gerald Michelson, Vice President and Scott F. Berger of the firm. Prior to such engagement, the Company had not consulted Kaufman, Rossin, & Co. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Joan Staley, CPA, P.A..

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.             Description
----------------------------------------------------------------------
3.(i).1  [1]      Articles of Incorporation of The Silk Road Renaissance Company filed July 5, 1994.

3.(i).2  [1]      Articles of Amendment to Articles of Incorporation changing the name to Gillette
                  Industries Group, Inc. filed December 5, 1994.

3.(i).3  [4]      Articles of Amendment to Articles of Incorporation changing the name to Lucid
                  Concepts, Inc. filed June 3, 1999.

3.(i).4  [4]      Articles of Amendment to Articles of Incorporation changing the name to Clements
                  Golden Phoenix Enterprises, Inc. filed January 4, 2000.

3.(ii).1 [1]      Bylaws of the Company.

4.1      [4]      Convertible Note between the Company and Bassuener Cranberry Corporation dated
                  January 13, 2000.

4.2      [4]      Convertible Note between the Company and Ranger Cranberry Company, LLC dated
                  January 13, 2000.

4.3      [4]      Convertible Note between the Company and Philip Taurisano dated March 1, 2000.

4.4      [6]      Promissory Note by the Company in favor of Bonnie K. Ludlum dated September
                  28, 2000.

10.1     [2]      Share Exchange Agreement between the Company and Clements Citrus Sales of
                  Florida, Inc. dated December 31, 1999.

10.2     [4]      Exclusive Distributorship Agreement between Clements Citrus Sales of Florida, Inc.
                  and Hongrun Trade Co., Ltd. dated September 29, 1999.

10.3     [4]      Exclusive Distributorship Agreement between Clements Citrus Sales of Florida, Inc.
                  and Qinhuangdao RutherSoft dated May 16, 2000.

10.4     [4]      Lease between Clements Citrus Sales of Florida, Inc. and Edward Sellian for the
                  premises located at 32C East Osceola Street, Stuart, FL 34996.

10.5     [5]      Employment Agreement with Samuel P. Sirkis dated August 1, 2000.

10.6     [6]      Consulting Contract between Clements Citrus Sales of Florida, Inc. and Condor
                  Consulting, LLC dated September 15, 2000.

10.7     [6]      Sales and Marketing Contract between Clements Citrus Sales of Florida, Inc. and
                  Tianjin Hongrun Trading Co., Ltd. dated October 8, 2000.

16.1     *        Letter on change of certifying accountant pursuant to Regulation SK, Section
                  304(a)(3)2.

16.2     *        Letter from Joan R. Staley, CPA, P.A.

99.1     [3]      Board Resolution dated April 18, 2000 authorizing change in fiscal year of the
                  Company to March 31.

99.2     [3]      Board Resolution dated April 18, 2000 authorizing change in fiscal year of Clements
                  Citrus Sales of Florida, Inc. to March 31.
----------------

(*  Filed herewith)

[1]  Previously filed with the Company's Form 10SB filed August 24, 1999.

[2]  Previously  filed with the  Company's  report on Form 8-K filed January 12,
     2000.

[3] Previously filed with the Company's Current Report on Form 8-K filed April 18, 2000.

[4]  Previously  filed with the  Company's  report on Form 10KSB  filed July 12,
     2000.

[5] Previously filed with the Company's report on Form 10QSB filed August 21, 2000.

[6] Previously filed with the Company's report on Form 10QSB filed November 14, 2000.

(b) A report on Form 8-K was filed on January 12, 2000 reporting the Share Exchange conducted between the Company and Clements Citrus Sales of Florida, Inc. on December 31, 1999. An amended report on Form 8-KA was filed on February 28, 2000 which included the required financial statements of Clements Citrus Sales of Florida, Inc. Another report on Form 8-K was filed on April 18, 2000 changing the Company's fiscal year to March 31.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
                                  (Registrant)


Date December 21, 2000

                    BY: /s/ Joseph R.  Rizzuti
                    --------------------------------
                    Joseph R.  Rizzuti, Chairman and Chief Operating Officer

                    BY: /s/ Samuel Sirkis
                    --------------------------------
                    Samuel Sirkis, President and Director

                    BY: /s/ Henry "Skip" Clements
                    --------------------------------
                    Henry "Skip" Clements, Chief Executive Officer and Director